A.M. Castle & Co. ® A. M. Castle & Co. NYSE: CAS April 28, 2015 A. M. Castle & Co. Supplement: Q1 2015 Earnings Conference Call EX-9- EXHIBIT 99.2 1

A. M. Castle & Co. ® Forward-Looking Statements Information provided and statements contained in this release that are not purely historical are forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements only speak as of the date of this release and the Company assumes no obligation to update the information included in this release.  Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy, and the cost savings and other benefits that we expect to achieve from our facility closures and organizational changes.  These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” "should," or similar expressions.  These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions.  Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements, including our ability to effectively manage our operational initiatives, the impact of volatility of metals and plastics prices, the cyclical and seasonal aspects of our business, our ability to effectively manage inventory levels and the impact of our substantial level of indebtedness, as well as including those risk factors identified in Item 1A “Risk Factors” of our Annual Report on Form 10- K for the fiscal year ended December 31, 2014.  All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above.  Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason. EX-10- 2

A. M. Castle & Co. ® This presentation includes non-GAAP financial measures to assist the reader in understanding our business. The non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with U.S. GAAP (“GAAP”). However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation contained in the appendix to this presentation, provides meaningful information and therefore we use it to supplement our GAAP guidance. Management often uses this information to assess and measure the performance of our business. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analysis of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations and to assist with period-over-period comparisons of such operations. The exclusion of the charges indicated herein from the non-GAAP financial measures presented does not indicate an expectation by the Company that similar charges will not be incurred in subsequent periods. In addition, the Company believes that the use and presentation of EBITDA, which is defined by the Company as income before provision/benefit for income taxes plus depreciation and amortization, and interest expense, less interest income, is widely used by the investment community for evaluation purposes and provides the investors, analysts and other interested parties with additional information in analyzing the Company’s operating results. EBITDA should not be considered as an alternative to net income or any other item calculated in accordance with U.S. GAAP, or as an indicator of operating performance. Our definition of EBITDA used here may differ from that used by other companies. Adjusted non-GAAP net income and adjusted EBITDA, which are defined as reported net income and EBITDA adjusted for non-cash items and items which are not considered by management to be indicative of the underlying results, are presented as the Company believes the information is important to provide investors, analysts and other interested parties additional information about the Company’s financial performance. Management uses EBITDA, adjusted non-GAAP net income and adjusted EBITDA to evaluate the performance of the business. The financial information herein contains information generated from audited financial statements and unaudited information and has been prepared by management in good faith and based on data currently available to the Company. Regulation G & Other Cautionary Notes EX-11- 3

A. M. Castle & Co. ® Key Metrics EX-12- 4 1 Non-GAAP information. Refer to reconciliation in the Appendix. Q1'15 Metals Segment Sales Price and Volume Trends % Change from Q1'14 % Change from Q4'14 Average Selling price per Ton Sold (1.5)% (2.2)% Tons Sold (12.0)% (3.3)% Gross Material Margin and Adjusted Operating Expense Margin Comparisons Q1'15 Q1'14 Q4'14 Gross Material Margin 1 24.4% 25.6% 21.4% Adjusted Operating Expense Margin 1 26.5% 28.2% 29.7%

A. M. Castle & Co. ® Selected Results SELECTED CONSOLIDATED RESULTS (Unaudited - $ in thousands, except per share data) Three Months Ended March 31, 2015 2014 Net Sales $ 222,228 $ 253,410 Metals $ 188,540 $ 219,063 Plastics $ 33,688 $ 34,347 Gross Material Margins1 24.4% 25.6 % Operating Expenses $ 59,752 $ 72,201 Operating Expenses as a % of Net Sales 26.9% 28.5 % Operating Loss $ (5,635) $ (7,322) Operating Loss as a % of Net Sales (2.5)% (2.9)% Interest Expense, Net $ 10,546 $ 9,952 EBITDA2 $ (4,630) $ 360 EBITDA as a % of Net Sales (2.1)% 0.1 % Net Loss, as Reported $ (20,706) $ (15,998) Net Loss per diluted share, as Reported $ (0.88) $ (0.69) Adjusted Non-GAAP Net Loss3 $ (21,776) $ (15,670) Adjusted Non-GAAP Diluted Loss Per Share $ (0.93) $ (0.67) 1 Non-GAAP information. Refer to calculation in the Appendix. 2 Earnings (loss) before interest, taxes and depreciation and amortization. Non-GAAP information. Refer to reconciliation in the Appendix. 3 Non-GAAP net loss adjustments relate to restructuring activity, foreign exchange losses on intercompany loans, gain on sale of property, plant and equipment, and unrealized gains on commodity hedges for both periods presented. All amounts are net of tax. Refer to reconciliation in the Appendix. EX-13- 5

A. M. Castle & Co. ® Liquidity and Balance Sheet SELECTED CONSOLIDATED RESULTS (Unaudited - $ in thousands) Three Months Ended March 31, 2015 2014 Net Cash Used in Operations $ (2,780) $ (2,869) Cash Paid for CapEx $ 2,061 $ 2,012 Avg Days Sales in Inventory 201 164 Avg Receivables Days Outstanding 53 49 NET DEBT TO TOTAL CAPITAL As of (Unaudited - $ in thousands) March 31, December 31, 2015 2014 Total Debt (net of unamortized discounts)1 $ 313,973 $ 310,114 Cash and Cash Equivalents 13,366 8,454 Total Debt less Cash and Cash Equivalents (“Net Debt”) $ 300,607 $ 301,660 Stockholders’ Equity 127,013 150,320 Total Debt plus Stockholders’ Equity (“Total Capital”) $ 440,986 $ 460,434 Net Debt to Total Capital 68.2% 65.5% 1 There were $62.0 million and $59.2 million of cash borrowings outstanding under the revolving credit facility as of March 31, 2015 and December 31, 2014, respectively. EX-14- 6

A. M. Castle & Co. ® APPENDIX EX-15- 7

A. M. Castle & Co. ® SEC Regulation G Non-GAAP Reconciliation Reconciliation of Adjusted Non-GAAP Net Loss to Reported Net Loss Three Months Ended March 31, (Unaudited - $ in thousands, except per share data) 2015 2014 Net Loss, as Reported $ (20,706) $ (15,998) Restructuring Activity1 831 739 Foreign Exchange Losses on Intercompany Loans2 3,823 — Unrealized Gains on Commodity Hedges (102) (208) Gain on Sale of Property, Plant and Equipment (5,622) — Tax Effect of Adjustments — (203) Adjusted Non-GAAP Net Loss $ (21,776) $ (15,670) Adjusted Non-GAAP Basic Loss Per Share $ (0.93) $ (0.67) Adjusted Non-GAAP Diluted Loss Per Share $ (0.93) $ (0.67) Reconciliation of EBITDA and of Adjusted EBITDA to Net Loss Three Months Ended March 31, (Unaudited - $ in thousands) 2015 2014 Net Loss, as Reported $ (20,706) $ (15,998) Depreciation and Amortization Expense 6,355 6,457 Interest Expense, Net 10,546 9,952 Income Taxes (825) (51) EBITDA (4,630) 360 Non-GAAP Net Loss Adjustments3 (1,070) 531 Adjusted EBITDA $ (5,700) $ 891 3 Non-GAAP net loss adjustments relate to restructuring activity, foreign exchange losses on intercompany loans, gain on sale of property, plant and equipment, and unrealized gains on commodity hedges for both periods presented. Refer to 'Reconciliation of Adjusted Non-GAAP Net Loss to Reported Net Loss' table above for additional information on these amounts. Unrealized foreign exchange losses on intercompany loans were not included in Adjusted EBITDA in prior year period presented as the amount was not significant; had losses been included, Adjusted EBITDA would have been $1,453 for the three-month period ended March 31, 2014. EX-16- 8 1 Restructuring activity includes costs associated with the costs recorded to the restructuring activity line item within the condensed consolidated statements of operations and comprehensive loss for both periods presented. 2 Unrealized foreign exchange losses on intercompany loans were not included in the prior year period presented as an adjustment to GAAP results as the amount was not significant; had the losses been included, Adjusted non-GAAP net, Adjusted non-GAAP loss per share and adjusted non-GAAP diluted loss per share would have been $(15,108), $(0.65), and $(0.65), respectively, for the three-month period ended March 31, 2014.

A. M. Castle & Co. ® SEC Regulation G Non-GAAP Reconciliation Reconciliation of Adjusted Operating Three Months Ended Expenses to Operating Expenses March 31, (Unaudited - $ in thousands) 2015 2014 Operating Expenses $ 59,752 $ 72,201 Restructuring Activity in Operating Expenses (831) (739) Adjusted Operating Expenses $ 58,921 $ 71,462 Adjusted Operating Expense Margin - calculated as Adjusted Operating Expenses divided by Net Sales 26.5% 28.2% Gross Material Margin Calculation Three Months Ended (Unaudited - $ in thousands) March 31, 2015 2014 Net Sales $ 222,228 $ 253,410 Cost of Materials - exclusive of depreciation and amortization (168,111) (188,531) Gross Profit $ 54,117 $ 64,879 Gross Material Margin - calculated as Gross Profit divided by Net Sales 24.4% 25.6% EX-17- 9

A.M. Castle & Co. ® A. M. Castle & Co. NYSE: CAS Thank You EX-18- 10